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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):          August 22, 2002



                                VERITAS DGC INC.
               (Exact name of registrant as specified in charter)



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
                      DELAWARE                         1-7427                             76-0343152
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



                10300 TOWN PARK DRIVE
                   HOUSTON, TEXAS                                                            77072
      (Address of Principal Executive Offices)                                            (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 351-8300




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ITEM 5.   OTHER EVENTS.

         On August 15, 2002, Veritas DGC Inc., a Delaware corporation and certain affiliates ("Veritas"), entered into an Asset Sale Agreement with Hampson-Russell Software Services Ltd., a Canadian corporation ("Hampson-Russell"). The Agreement was held in escrow pending satisfaction of certain closing conditions, and closing of the transaction occurred on August 21, 2002. A copy of the Asset Sale Agreement is filed as Exhibit 10 hereto, and is incorporated herein by reference.

         Under the terms of the agreement, Veritas acquired substantially all of the assets of Hampson-Russell in exchange for a cash payment of $9,250,000, transfer of 589,623 shares of Veritas common stock, and Hampson-Russell's right to receive a percentage of the revenues generated by the purchased assets over the five years following the closing of the transaction, provided that certain financial targets are obtained. A full description of the consideration for the purchase is provided in Article II of the Asset Sale Agreement filed as Exhibit
10. A copy of the press release announcing the agreement is filed as Exhibit 99 hereto, and is incorporated herein by reference (except for the references to Veritas' and Hampson-Russell's web sites, which are specifically not incorporated herein by reference).

         All of the shareholders of Hampson-Russell will provide limited indemnities to Veritas to support Hampson-Russell's representations and warranties under the Asset Sale Agreement.

         David B. Robson, the Chairman and Chief Executive Officer of Veritas, beneficially owns a controlling interest in Vada Industries Ltd. ("Vada"), which is a 25% shareholder of Hampson-Russell.

         The purchase price for the Hampson-Russell assets was supported by a fairness opinion of a major international accounting firm and was approved by the Veritas Board of Directors. Due to his interest in Vada, Mr. Robson was not present during the directors' discussion and vote on the Hampson-Russell transaction.

         This filing may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. Factors discussed in Veritas' periodic filings with the SEC, including its Annual Reports on Form 10-K (Veritas), Veritas' most recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, could cause actual results to differ materially from those described in the forward-looking statements. Veritas is under no obligation to (and expressly disclaim any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         10       -   Asset Sale Agreement, dated August 15, 2002, by and among
                      Veritas (and subsidiaries) and Hampson-Russell (and subsidiaries).

         99       -   Press release of Veritas dated August 21, 2002, announcing the Asset Sale Agreement with Hampson-Russell.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VERITAS DGC INC.



Dated: August 22, 2002                   /s/ Matthew D. Fitzgerald
                                         ------------------------------------
                                         Matthew D. Fitzgerald
                                         Executive Vice President,
                                         Chief Financial Officer and Treasurer



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                                INDEX TO EXHIBITS

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
       EXHIBIT
       NUMBER                               DESCRIPTION
       -------                              -----------

         10 Asset Purchase Agreement dated August 15, 2002, by and among Veritas (and subsidiaries) and Hampson-Russell (and subsidiaries).

         99 Press release of Veritas dated August 21, 2002, announcing the Asset Sale Agreement with Hampson-Russell.
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